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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -
                                   DECEMBER 4, 1998




                                  GIANT GROUP, LTD.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                    DELAWARE              1-4323            23-0622690
                (STATE OR OTHER      (COMMISSION FILE    (I.R.S. EMPLOYER
                JURISDICTION OF          NUMBER)          IDENTIFICATION
                 INCORPORATION)                                  NO.)

          9000 SUNSET BOULEVARD, LOS ANGELES, CALIFORNIA    90069
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (310) 273-5678



            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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          ITEM 5. OTHER EVENTS

               On December 4, 1998, GIANT GROUP, LTD., a Delaware corporation ("GIANT"), announced that it entered into an Agreement and Plan of Merger, dated as of December 4, 1998 (the "Merger Agreement") with Periscope Sportswear, Inc., a Delaware corporation ("Periscope"), pursuant to which Periscope would merge with and into a newly-formed, wholly-owned subsidiary (the "Acquisition Sub") of GIANT in an all-stock transaction (the "Merger"). Following the Merger, Acquisition Sub will be renamed Periscope Sportswear, Inc. and will continue the business currently conducted by Periscope. Pursuant to the Merger Agreement, the holders (the "Periscope Stockholders") of Periscope common stock immediately prior to the Merger will receive 953,093 shares of Giant Common Stock, $.01 par value per share. In addition, the Periscope Stockholders will be entitled to receive in the aggregate up to an additional 225,000 shares of GIANT Common Stock based upon the level of pre-tax profits of Periscope for the fiscal year ending December 31, 1999. The Merger is expected to close prior to December 18, 1998, subject to entering into an agreement to prepay Periscope's outstanding notes to BankBoston, N.A. and BancBoston Ventures, Inc. in an aggregate principal amount of approximately $16.5 million, plus accrued interest, and to customary closing conditions.

               Periscope provides an extensive line of high-quality women's and children's clothing in the moderate price category to major retailers, primarily for sale under private labels.

               After the Merger, Glenn Sands, the principal of Periscope will continue as President and Chief Executive Officer of Periscope and will become a member of the GIANT Board of Directors.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1 Press Release, dated December 4, 1998.


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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GIANT GROUP, LTD.


                                             By:  /s/ William H. Pennington
                                                --------------------------
                                                Name: William H. Pennington
                                                Title:  Vice President


          Dated:  December 7, 1998


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                                    Exhibit Index
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               Exhibit        Description
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               99.1           Press Release, dated December 4, 1998.




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